                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934



Date of Report (Date of earliest event reported):  August 27, 1997

                         KEWAUNEE SCIENTIFIC CORPORATION
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
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
Delaware                               0-5286                         38-0715562
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(State or other                      (Commission                (IRS Employer
jurisdiction of                       File No.)              Identification No.
incorporation)
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         2700 West Front Street, Statesville, North Carolina  28677-2927
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                    (Address of principal executive offices)


                                  (704) 871-7202
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              (Registrant's telephone number, including area code)


                                  Not applicable
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         (Former name or former address, if changes since last report)
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Item 4.  Changes in Registrant's Certifying Accountants.

     Kewaunee Scientific Corporation (the "Company") has engaged the firm of Price Waterhouse L.L.P. as its new independent accountants. The decision to hire new independent accountants was approved on August 27, 1997 by the Company's
Board of Directors, at the recommendation of the Audit Committee of the Board of Directors. Previously, Deloitte & Touche LLP served as the independent accountants for the Company. Price Waterhouse L.L.P. will complete the audit for the fiscal year ended April 30, 1998.

     In connection with the audits of the two fiscal years ended April 30, 1996 and 1997 and the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     In accordance with Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and the subsequent interim period, the Company has not been advised by Deloitte & Touche LLP of any of the reportable events listed in Item
304(a)(1)(v)(A) through (D) and during such period the Company has not consulted with Price Waterhouse L.L.P. regarding any matter referenced under Item
304(a)(2) of Regulation S-K.

     The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company of and for the fiscal years ended April 30, 1996 and 1997 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company has requested that Deloitte & Touche LLP furnish it with a letter, addressed to the Securities and Exchange Commission (the "Commission"), stating whether it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of Deloitte & Touche LLP's letter to the Commission is attached as Exhibit 16 to this Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          16.    Letter from Deloitte & Touche LLP.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    August 27, 1997

                                KEWAUNEE SCIENTIFIC CORPORATION


                                By: /s/ D. Michael Parker
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                                    D. Michael Parker
                                    Vice President-Finance, Chief Financial
                                    Officer, Treasurer and Secretary